                             OCC ACCUMULATION TRUST

                              o MANAGED PORTFOLIO

                                 ANNUAL REPORT
                                      1999

                                                              MANAGED BY
                                                                [LOGO]

                             OCC ACCUMULATION TRUST
                                   MANAGED BY
                                     [LOGO]
                                 OpCap ADVISORS
                               1999 ANNUAL REPORT

The stock market in 1999 was characterized by two contradictory trends: the rapid price escalation of many technology stocks, especially those associated with e-commerce and the Internet, and a widespread malaise among stocks in most other industry sectors. The Standard & Poor's 500 Index (the "S&P 500") rose 21.0% during the year, returning more than 20% for a record fifth consecutive year. However, this performance distorted the overall direction of the market. Without its technology stock component, the S&P 500 would have been down 1% in 1999. In fact, approximately 60% of the stocks on the New York Stock Exchange declined in price during the year.

The year was especially challenging for value investors such as ourselves. Quality companies with strong competitive positions, high cash flow and favorable earnings prospects--the types of companies in which we invest generally did very well. The stocks of these companies, however, were out of favor, trailing the market indexes by a wide margin. As a result, our investment returns generally fell short of our benchmarks in 1999.

We have always been thoughtful in our value style to give consideration to companies across the breadth of the market, including technology companies. In fact, we did well with several technology investments during the past year, including Computer Associates and Motorola in the United States and Ericsson and Alcatel in Europe. However, in the current ebullient market for technology stocks, it has become increasingly difficult to find value in the sector.

Regardless of whether the current technology stock craze turns out to be a bubble that bursts, the technology industry is growing rapidly and creating enormous economic wealth. Our challenge as value investors, therefore, is to identify solid companies that stand to benefit from this growth.

At OpCap Advisors, we continue to invest in our people and our operation to ensure we have the necessary resources to meet this challenge. Our firm has moved aggressively to hire additional investment personnel and has made important reallocations of people and resources to best apply investment skills not only to technology stocks, but to other industry sectors as well. We have established "sector" groups, involving the integration of our domestic and international analysts, to ensure timely and complete coverage of investment opportunities wherever they may exist.

By remaining disciplined in our value style, and taking the necessary actions to keep pace with an ever-evolving stock market, we are focused on delivering excellent long-term investment results without taking large risks. We believe many of the stocks we own are significantly undervalued, providing opportunities for substantial profits as undervalued securities of financially solid, growing companies return to favor.

As the new year begins, the U.S. economy remains strong, perhaps too strong, and there are indications of excessive optimism in the stock market. Inflation has been kept low for the past several years by an internationally competitive environment, major improvements in technology, corporate mergers and restructurings, and low inflation expectations. Recently, however, some of these factors have reversed. Commodity prices have rebounded strongly, while energy and import prices are on the rise. These factors suggest to us that inflationary pressures could increase somewhat in the months ahead and that the Federal Reserve is likely to raise interest rates further, on top of the four rate increases implemented since June 1999. We believe these conditions will favor our value style of investing, which emphasizes companies that can generate a high level of cash flow throughout the economic cycle.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO

While continuing its excellent long-term performance record, results of the Managed Portfolio in 1999 were disappointing and did not meet our expectations. The Portfolio provided a total return of 5.0% in the year, compared with a return of 21.0% for the Standard & Poor's 500 Index with dividends included (the "S&P 500"). The S&P 500 is an unmanaged index of 500 of the largest corporations weighted by market capitalization. The Portfolio's return in the second half of the year was (2.1)%, compared with a rise of 7.7% for the S&P 500.

The Portfolio invests in stocks, bonds and cash equivalents, with a bias toward stocks, which have outperformed other classes of investments for nearly every five-year period since the Depression. Results in the year and the half were hindered, in particular, by our limited holdings of technology stocks, which dominated the market's advance in 1999. We seek to be thoughtful in our value style of investing to give consideration to companies across the breadth of the market, including technology companies. However, in the current ebullient market for tech stocks, it has become difficult to find value in the sector despite the enormous economic wealth being created by the technology industry. We continue to look for opportunities to purchase technology stocks where prices bear some reasonable relationship to underlying value.

For the three years ended December 31, 1999, the Portfolio delivered an average annual total return of 11.2%, compared with 27.6% for the S&P 500. For the five years ended December 31, 1999, the Portfolio's average annual total return of 19.7% compared with 28.5% for the S&P 500. For the ten years ended December 31, 1999, the Portfolio provided an average annual total return of 16.6%*, versus 18.2% for the S&P 500, while the Portfolio's average annual total return from its inception on August 1, 1988 through December 31, 1999 was 17.7%*, compared with 19.0% for the S&P 500. We believe these longer-term results are favorable in light of our risk-averse investment style and the fact that the Portfolio invests in bonds and short-term securities, not just stocks. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not other charges imposed by the Variable Accounts.

Our investment philosophy is based on the premise that companies create wealth by generating cash flow at high rates. That wealth is delivered to shareholders by managements who use this cash wisely, such as for share repurchase or astute acquisitions. Our criteria in buying the stocks of these companies include:

          o Good businesses with growing free cash flow

          o Management motivated to create wealth for shareholders

          o Securities that can be purchased inexpensively

The objective of our approach is to acquire stocks for substantially less than they are worth. While our investment style sometimes requires patience, we believe the intrinsic value of a company--which is based on cash flow, earnings, strength of balance sheet, competitive strengths and other factors--almost always ends up being reflected over time in its share price.

During the second half of 1999, we established a new position in the common stock of Anadarko Petroleum, an oil and gas exploration and production company. Anadarko is well managed and, in our view, the share price is inexpensive in relation to the company's business prospects. Eliminations in the six months included Motorola and Time Warner.

At December 31, 1999, approximately 20% of the Portfolio's assets were invested in financial service, banking and insurance stocks, sectors that did not perform well in 1999 due to investor concerns regarding the impact of higher interest rates. If the U. S. economy remains on its current course, we expect the Federal Reserve to raise short-term interest rates further, and we are therefore monitoring our exposure to financial stocks to make sure we

----------

* Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds--the Old Trust and the present OCC Accumulation Trust (the "Present Trust")--at which time the Present Trust commenced operations. The total net assets of the Managed Portfolio immediately after the transaction were $682,601,380 in the Old Trust and $51,345,102 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Managed Portfolio of the Present Trust reflect the performance of the Managed Portfolio of the Old Trust.

are not overly vulnerable. During the past six months, we repositioned the Portfolio's financial holdings, taking money from superlative performers such as Citigroup and using it to purchase stocks such as Freddie Mac whose share price was down in 1999 despite continued strong earnings growth.

The Portfolio need not be fully invested in stocks and can own more defensive income-producing instruments. At December 31, 1999, the Portfolio's net assets were allocated 70% to common stocks and securities convertible into common stocks, 10% to U.S Government/Agency securities, and 20% to short-term investments. This represents a reduction in stocks and an increase in U.S. Government/Agency securities and short-term investments during the fourth quarter.

Our larger-than-normal cash position reflects our caution in adding to equity holdings at a time when technology stocks keep rising and many other stocks continue to languish. We think there are many opportunities in today's market to buy quality businesses with solid fundamentals inexpensively, and that many of these companies will improve their earnings as the economies of Asia and Europe strengthen. We believe also, however, that we have the luxury of being opportunistic about waiting for attractive prices and building our positions over time given the current malaise of many non-tech issues.

The Portfolio's five largest equity positions at December 31, 1999 were Wells Fargo, a financial conglomerate comprising one of the larger banks in the Midwest and West, together with national mortgage and consumer finance companies, representing 5.0% of the Portfolio's net assets; du Pont, a diversified technology and industrial company, 4.9% of net assets; McDonald's, a premier fast-food company with growing global markets, 4.8% of net assets; Freddie Mac, the second largest insurer of home mortgages in the United States, 4.4% of net assets; and Computer Associates International, which designs and markets computer software, 4.3% of net assets.

Major industry positions were: financial services, representing 10.4% of the Portfolio's net assets at December 31, 1999; banking, 6.8% of net assets; food services, 6.8% of net assets; chemicals, 6.0% of net assets; and technology, 5.9% of net assets.

We remain optimistic about the outlook for our style of value investing and believe the Portfolio is positioned to perform well in the months ahead. For 2000, the consensus estimate of per share earnings growth for the S&P 500 stocks is approximately 10%, while we expect our companies to increase their earnings by 15% or more on average. In addition, the companies we own have strong competitive positions, and on average their share prices trade at discounts to the S&P 500. We believe the market will ultimately shift back to an emphasis on company earnings and other fundamentals, benefiting our value approach.

                  OCC ACCUMULATION TRUST -- MANAGED PORTFOLIO
            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                      THE PORTFOLIO AND THE S&P 500 INDEX+
                        PERIODS ENDED DECEMBER 31, 1999

                           [LINE CHART APPEARS HERE]

AVERAGE ANNUAL TOTAL RETURN

1 YEAR  5 YEAR*  SINCE AUGUST 1, 1988*
  5.0%   19.7%        17.7%

          Date       Managed Portfolio   S&P 500 Index

          8/1/88          $10,000           $ 9,660
          12/31/88        $10,440           $10,381
          12/31/89        $13,839           $13,670
          12/31/90        $13,336           $13,235
          12/31/91        $19,468           $17,266
          12/31/92        $23,098           $18,586
          12/31/93        $25,498           $20,457
          12/31/94        $26,165           $20,726
          12/31/95        $38,082           $28,515
          12/31/96        $46,755           $35,061
          12/31/97        $57,180           $46,763
          12/31/98        $61,252           $60,128
          12/31/99        $64,322           $72,774


The performance graph does not reflect charges imposed by the Variable Accounts. Past performance is not predictive of future performance
Assumes reinvestment of all dividends and distributions

+ The S&P 500 Index is an unmanaged index that is not available for direct investment. It includes reinvested dividends.
* Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds--the Old Trust and the present OCC Accumulation Trust (the "Present Trust")--at which time the Present Trust commenced operations. The total net assets of the Managed Portfolio immediately after the transaction were $682,601,380 in the Old Trust and $51,345,102 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Managed Portfolio of the Present Trust reflect the performance of the Managed Portfolio of the Old Trust.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999

   SHARES                                                                                                VALUE
-------------                                                                                        -------------
               COMMON STOCK -- 69.4%
               AEROSPACE/DEFENSE -- 4.1%
      790,000  Boeing Co..........................................................................     $32,834,375
                                                                                                    --------------
               BANKING -- 6.8%
       35,000  M & T Bank Corp....................................................................      14,498,750
      995,000  Wells Fargo & Co...................................................................      40,235,312
                                                                                                    --------------
                                                                                                        54,734,062
                                                                                                    --------------
               CHEMICALS -- 6.0%
      598,000  du Pont (E.I.) de Nemours & Co.....................................................      39,393,250
      254,700  Monsanto Co........................................................................       9,073,687
                                                                                                    --------------
                                                                                                        48,466,937
                                                                                                    --------------
               CONGLOMERATES -- 3.8%
      180,000  Minnesota Mining & Manufacturing Co................................................      17,617,500
      165,000  Textron, Inc.......................................................................      12,653,438
                                                                                                    --------------
                                                                                                        30,270,938
                                                                                                    --------------
               DRUGS & MEDICAL PRODUCTS -- 2.4%
      481,000  American Home Products Corp........................................................      18,969,437
                                                                                                    --------------
               ENERGY -- 0.2%
       52,500  Anadarko Petroleum Corp............................................................       1,791,562
                                                                                                    --------------
               FOOD SERVICES -- 6.8%
      490,000  Diageo plc ADR.....................................................................      15,680,000
      964,400  McDonald's Corp....................................................................      38,877,375
                                                                                                    --------------
                                                                                                        54,557,375
                                                                                                    --------------
               INSURANCE -- 2.9%
      243,000  ACE Ltd............................................................................       4,055,062
      377,960  XL Capital Ltd.....................................................................      19,606,675
                                                                                                    --------------
                                                                                                        23,661,737
                                                                                                    --------------
               MACHINERY/ENGINEERING -- 2.0%
      335,400  Caterpillar, Inc...................................................................      15,784,763
                                                                                                    --------------
               MANUFACTURING -- 2.5%
      600,000  ITT Industries, Inc................................................................      20,062,500
                                                                                                    --------------
               MEDIA/BROADCASTING -- 3.9%
      110,000  AMFM*..............................................................................       8,607,500
      687,400  News Corp. Ltd. ADR+...............................................................      22,984,938
                                                                                                    --------------
                                                                                                        31,592,438
                                                                                                    --------------
               FINANCIAL SERVICES -- 10.4%
      560,000  Citigroup, Inc.....................................................................      31,115,000
      755,000  Federal Home Loan Mortgage Corp....................................................      35,532,188
      453,800  Household International............................................................      16,904,050
                                                                                                    --------------
                                                                                                        83,551,238
                                                                                                    --------------
               PAPER PRODUCTS -- 1.5%
      195,200  Champion International Corp........................................................      12,090,200
                                                                                                    --------------

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999
                                  (CONTINUED)

   SHARES                                                                                               VALUE
-------------                                                                                       --------------
               COMMON STOCK (CONCLUDED)
               PRINTING/PUBLISHING -- 1.0%
      324,000  Donnelley (R.R.) & Sons Co.........................................................  $    8,039,250
                                                                                                    --------------
               REAL ESTATE -- 0.6%
        1,399  Security Capital Group Inc., (Class A)*............................................         867,122
      326,000  Security Capital Group Inc., (Class B)*............................................       4,075,000
                                                                                                    --------------
                                                                                                         4,942,122
                                                                                                    --------------
               TECHNOLOGY -- 5.9%
      488,000  Compaq Computer Corp...............................................................      13,206,500
      490,000  Computer Associates International, Inc.............................................      34,269,375
                                                                                                    --------------
                                                                                                        47,475,875
                                                                                                    --------------
               TELECOMMUNICATIONS -- 5.2%
      225,000  Bell Atlantic Corp.................................................................      13,851,563
      419,400  Sprint Corp. (FON Group)...........................................................      28,230,863
                                                                                                    --------------
                                                                                                        42,082,426
                                                                                                    --------------
               TRANSPORTATION -- 2.5%
      260,000  UAL Corp.*.........................................................................      20,166,250
                                                                                                    --------------
               WASTE DISPOSAL -- 0.9%
      410,000  Waste Management Inc...............................................................       7,046,875
                                                                                                    --------------
               Total Common Stock (cost - $515,389,244)...........................................     558,120,360
                                                                                                    --------------


  PRINCIPAL
   AMOUNT
    (000)
-------------
               U.S. GOVERNMENT AGENCY SECURITIES -- 9.8%
               Federal National Mortgage Association,
      $80,000  6.50%, 8/15/04 (cost - $79,039,592)................................................      79,000,000
                                                                                                    --------------
               U.S. TREASURY NOTES AND BONDS -- 0.1%
          700  6.25  %, 8/15/23...................................................................         659,967
          298  7.875%, 8/15/01....................................................................         304,938
                                                                                                    --------------
               Total U.S. Treasury Notes and Bonds (cost - $878,426)..............................         964,905
                                                                                                    --------------

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999
                                  (CONCLUDED)

  PRINCIPAL
   AMOUNT
    (000)                                                                                               VALUE
-------------                                                                                       --------------
               SHORT-TERM INVESTMENTS -- 19.2%

               CORPORATE NOTES -- 8.6%
               AUTOMOTIVE -- 5.3%
               Ford Motor Credit Corp.,
      $14,460  5.71%-5.94%, 1/28/00...............................................................  $   14,396,007
               General Motors Acceptance Corp.,
       28,570  6.07%, 1/13/00.....................................................................      28,512,193
                                                                                                    --------------
                                                                                                        42,908,200
                                                                                                    --------------
               FINANCIAL SERVICES -- 3.3%
               American Express Credit Corp.,
       26,449  5.85%-6.00%, 1/28/00...............................................................      26,330,171
                                                                                                    --------------
               Total Corporate Notes (cost - $69,238,371).........................................      69,238,371
                                                                                                    --------------
               U.S. GOVERNMENT AGENCY NOTES -- 10.6%
               Federal Home Loan Bank Discount Notes,
       17,443  1.50%, 1/3/00.......................................................................      17,441,546
        1,515  4.15%, 1/18/00......................................................................       1,512,031
       12,735  5.00%, 1/31/00......................................................................      12,681,938
       25,458  5.58%, 1/19/00-1/21/00..............................................................      25,380,694
       20,170  5.66%, 1/31/00......................................................................      20,074,865
        8,375  5.78%, 1/19/00......................................................................       8,350,796
                                                                                                     --------------
               Total U.S. Government Agency Notes (cost - $85,441,870).............................      85,441,870
                                                                                                     --------------
               Total Short-Term Investments (cost - $154,680,241)..................................     154,680,241
                                                                                                     --------------

               Total Investments (cost - $749,987,503)..................................       98.5%    792,765,506
               Other assets less liabilities............................................        1.5      11,701,750
                                                                                          ---------  --------------
               Net Assets...............................................................      100.0% $  804,467,256
                                                                                          ---------  --------------
                                                                                          ---------  --------------

----------

* Non-income producing security
+ Preferred stock
ADR -- American Depositary Receipt


See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999


ASSETS:
Investments, at value (cost - $749,987,503).......................................................   $792,765,506
Cash..............................................................................................          2,703
Receivable for invesments sold....................................................................     16,114,120
Dividends and interest receivable.................................................................      2,425,142
Receivable for shares of beneficial interest sold.................................................        268,310
Prepaid expenses..................................................................................          3,082
                                                                                                     ------------
  Total Assets....................................................................................    811,578,863
                                                                                                     ------------
LIABILITIES:

Payable for investments purchased.................................................................      6,564,120
Payable for shares of beneficial interest redeemed................................................        228,015
Investment advisory fee payable...................................................................        100,127
Accrued expenses..................................................................................        219,345
                                                                                                     ------------
  Total Liabilities...............................................................................      7,111,607
                                                                                                     ------------
  Net Assets......................................................................................   $804,467,256
                                                                                                     ------------
                                                                                                     ------------
COMPOSITION OF NET ASSETS:

Beneficial interest shares of $0.01 par value (unlimited number authorized).......................   $    184,293
Paid-in-capital in excess of par..................................................................    695,877,809
Undistributed net investment income...............................................................     10,021,902
Accumulated net realized gain on investments......................................................     55,605,249
Net unrealized appreciation on investments........................................................     42,778,003
                                                                                                     ------------
  Net Assets......................................................................................   $804,467,256
                                                                                                     ------------
                                                                                                     ------------
Shares outstanding................................................................................     18,429,335
                                                                                                     ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE....................................         $43.65
                                                                                                     ------------
                                                                                                     ------------


See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $109,285)........................................   $  9,259,335
  Interest........................................................................................      7,327,964
                                                                                                     ------------
     Total investment income......................................................................     16,587,299
                                                                                                     ------------
EXPENSES:
  Investment advisory fees........................................................................      6,116,104
  Trustees' fees and expenses.....................................................................        161,716
  Reports to shareholders.........................................................................         94,904
  Custodian fees..................................................................................         86,993
  Transfer agent fees.............................................................................         58,706
  Audit and tax service fees......................................................................         32,315
  Legal fees......................................................................................         11,576
  Miscellaneous...................................................................................          8,655
                                                                                                     ------------
     Total expenses...............................................................................      6,570,969
     Less: expense offset.........................................................................         (5,572)
                                                                                                     ------------
     Net expenses.................................................................................      6,565,397
                                                                                                     ------------
       Net investment income......................................................................     10,021,902
                                                                                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments................................................................     58,154,646
  Net change in unrealized appreciation/depreciation on investments...............................    (29,206,986)
                                                                                                     ------------
     Net realized and unrealized gain on investments..............................................     28,947,660
                                                                                                     ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............................................    $38,969,562
                                                                                                     ------------
                                                                                                     ------------

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                    YEAR ENDED DECEMBER 31,
                                                                                 ------------------------------
                                                                                     1999              1998
                                                                                 ------------      ------------
OPERATIONS:

Net investment income.........................................................   $ 10,021,902      $ 11,467,184
Net realized gain on investments..............................................     58,154,646        23,587,489
Net change in unrealized appreciation/depreciation on investments.............    (29,206,986)         (185,933)
                                                                                 ------------      ------------
  Net increase in net assets resulting from operations........................     38,969,562        34,868,740
                                                                                 ------------      ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income.........................................................    (11,467,176)       (4,115,649)
Net realized gains............................................................    (25,731,928)      (16,508,556)
                                                                                 ------------      ------------
  Total dividends and distributions to shareholders...........................    (37,199,104)      (20,624,205)
                                                                                 ------------      ------------

SHARE TRANSACTIONS:

Net proceeds from the sale of shares..........................................    142,108,078       339,789,141
Reinvestment of dividends and distributions...................................     37,199,104        20,624,205
Cost of shares redeemed.......................................................   (153,697,507)      (64,361,982)
                                                                                 ------------      ------------
  Net increase in net assets from share transactions..........................     25,609,675       296,051,364
                                                                                 ------------      ------------
     Total increase in net assets.............................................     27,380,133       310,295,899

NET ASSETS:

Beginning of year.............................................................    777,087,123       466,791,224
                                                                                 ------------      ------------
End of year (including undistributed net investment income of $10,021,902 and
  $11,467,176, respectively)..................................................   $804,467,256      $777,087,123
                                                                                 ------------      ------------
                                                                                 ------------      ------------

SHARES ISSUED AND REDEEMED

Issued........................................................................      3,293,544         7,796,148
Issued in reinvestment of dividends and distributions.........................        916,460           476,642
Redeemed......................................................................     (3,547,618)       (1,520,543)
                                                                                 ------------      ------------
  Net increase................................................................        662,386         6,752,247
                                                                                 ------------      ------------
                                                                                 ------------      ------------

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                                                        YEAR ENDED DECEMBER 31,
                                                       ----------------------------------------------------------
                                                         1999        1998        1997        1996          1995
                                                       --------    --------    --------    --------      --------
Net asset value, beginning of year..................     $43.74      $42.38      $36.21      $30.14        $20.83
                                                       --------    --------    --------    --------      --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.............................       0.56        0.60        0.34        0.43          0.42
  Net realized and unrealized gain on investments...       1.47        2.40        7.45        6.31          9.02
                                                       --------    --------    --------    --------      --------
    Total income from investment operations.........       2.03        3.00        7.79        6.74          9.44
                                                       --------    --------    --------    --------      --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.............................      (0.65)      (0.33)      (0.40)      (0.41)        (0.13)
  Net realized gains................................      (1.47)      (1.31)      (1.22)      (0.26)           --
                                                       --------    --------    --------    --------      --------
    Total dividends and distributions to
      shareholders..................................      (2.12)      (1.64)      (1.62)      (0.67)        (0.13)
                                                       --------    --------    --------    --------      --------
Net asset value, end of year........................     $43.65      $43.74      $42.38      $36.21        $30.14
                                                       --------    --------    --------    --------      --------
                                                       --------    --------    --------    --------      --------
TOTAL RETURN (1)....................................       5.0%        7.1%       22.3%       22.8%         45.6%
                                                       --------    --------    --------    --------      --------
                                                       --------    --------    --------    --------      --------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's).....................   $804,467    $777,087    $466,791    $180,728       $99,188
Ratio of expenses to average net assets (2).........      0.83%       0.82%       0.87%       0.84%(3)      0.66%(3)
Ratio of net investment income to average net
  assets............................................      1.27%       1.74%       1.42%       1.66%(3)      1.85%(3)
Portfolio Turnover..................................        50%         37%         32%         27%           22%

----------

(1) Assumes reinvestment of all dividends and distributions.
(2) For fiscal years ended after September 1, 1995, ratios are inclusive of expenses offset by earnings credits from custodian bank (See 1G in Notes to Financial Statements).
(3) During the fiscal years indicated above, the Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of net expenses to average net assets and the ratios of net investment income to average net assets would have been 0.85% and 1.65%, respectively, for the year ended December 31, 1996, and 0.74% and 1.77%, respectively, for the year ended December 31, 1995.

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1999

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust ( the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $.01 par value. The Trust is comprised of: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio (the "Portfolio"), the U.S. Government Income Portfolio and the Mid Cap Portfolio. OpCap Advisors (the "Adviser"), a subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investment securities, other than debt securities, listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

  (D) DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1999
                                  (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or as a tax return of capital.

  (E) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (F) USE OF ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits that reduce cusodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

  (H) TRUSTEES' RETIREMENT PLAN

The Trustees have adopted a Retirement Plan (the "Plan") effective January 1, 1999. The Plan provides for payments upon retirement to independent Trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent Trustee must serve for a minimum of seven years (or such lessor period as may be approved by the Board of Trustees) to become eligible to receive benefits. For the year ended December 31, 1999, the Portfolio accrued $71,695 in connection with the Plan.

(2) INVESTMENT ADVISORY FEE

The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of 0.80% on the first $400 million, 0.75% on the next $400 million and 0.70% thereafter. The Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense to limit total operating expenses of the Portfolio to 1.00% of average net assets (net of any expense offset) on an annual basis.

(3) INVESTMENTS IN SECURITIES

For federal income tax purposes, the cost of securities owned at December 31, 1999 was $750,744,255. Accordingly, net unrealized appreciation of investments of $42,021,251 was comprised of gross appreciation of $89,115,329 for those investments having an excess of value over cost and gross depreciation of $47,094,078 for those investments having an excess of cost over value.

For the year ended December 31, 1999, purchases and sales of investment securities, other than short-term securities, aggregated $323,838,798 and $350,171,550, respectively.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1999
                                  (CONCLUDED)

(4) ACQUISITION OF INVESTMENT ADVISER

On October 31, 1999, PIMCO Advisors Holdings L.P. ("PAH"), its operating subsidiary, PIMCO Advisors L.P. ("PIMCO Advisors"), and Allianz AG ("Allianz") announced that they have reached a definitive agreement for Allianz, a German insurance company, to acquire majority ownership of PIMCO Advisors, including all of the interests held by PAH (the "Allianz Transaction"). For the Portfolio, the change of control as a result of the consummation of the Allianz Transaction (expected to close by the end of the first quarter of 2000) will result in the automatic termination of the current investment advisory agreement with OpCap Advisors, an indirect wholly-owned subsidiary of PIMCO Advisors. The Board of Trustees has approved a new agreement with OpCap Advisors to become effective upon consummation of the Allianz Transaction. The new agreement will be submitted for approval by the stockholders of the Portfolio.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of OCC Accumulation Trust -- Managed Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Managed Portfolio (one of the portfolios of OCC Accumulation Trust, hereafter referred to as the "Portfolio") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 11, 2000

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

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

                             OCC ACCUMULATION TRUST
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105

TRUSTEES AND PRINCIPAL OFFICERS

Joseph M. LaMotta                 Trustee, President
V. Lee Barnes                     Trustee
Paul Y. Clinton                   Trustee
Thomas W. Courtney                Trustee
Lacy B. Herrmann                  Trustee
Theodore T. Mason                 Trustee
Steven Calabria                   Vice President
Bernard H. Garil                  Vice President
Mark F. Degenhart                 Vice President and Portfolio Manager
John C. Giusio, Jr.               Vice President
Richard J. Glasebrook, II         Vice President and Portfolio Manager
Colin Glinsman                    Vice President and Portfolio Manager
Louis Goldstein                   Vice President and Portfolio Manager
Benjamin D. Gutstein              Vice President and Portfolio Manager
Vikki Hanges                      Vice President and Portfolio Manager
Jeffrey J. Hughes                 Vice President
Timothy J. McCormack              Vice President and Portfolio Manager
Eric V. Retzlaff                  Vice President
James Sheldon                     Vice President and Portfolio Manager
Brian S. Shlissel                 Treasurer
Elliot M. Weiss                   Secretary
Maria Camacho                     Assistant Secretary

INVESTMENT ADVISER

OpCap Advisors
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of this Trust's prospectus.